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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 1996
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                                TSX CORPORATION
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             (Exact name of registrant as specified in its charter)

           Nevada                       1-11814                 74-2678034
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
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)

4849 North Mesa, Suite 200, El Paso, Texas                         79912
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 (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (915) 533-4600
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                5-D Butterfield Trail, El Paso, Texas 79906-1400
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          (Former name or former address, if changed since last report)





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ITEM 5. OTHER EVENTS.

        The Board of Directors of the Company on June 5, 1996 declared a three-for-two stock split of its Common Stock, par value $0.01 per share, to be effected in the form of a stock dividend of one share of the authorized but unissued Common Stock for each two shares of the issued and outstanding Common Stock. The stock dividend will be distributed on July 18, 1996 to stockholders of record at the close of business on June 28, 1996. As a result of the stock dividend, the number of shares of Common Stock outstanding will be increased by approximately 50%, and each stockholder will receive one additional share for each two shares of Common Stock held by the stockholder on the record date.

        No fractional shares will be issued, and in lieu of any fractional shares, the Company will pay out of its general funds to each holder of Common Stock who otherwise would be entitled to receive a fractional share of Common Stock pursuant to the stock dividend an amount in cash (without interest) determined by multiplying such fraction by the closing price of a share of Common Stock on the NASDAQ National Market System on June 28, 1996, the record date for the stock dividend. The Company's stock transfer agent, American Stock Transfer Company, Inc., will act as the disbursing agent of cash payments in lieu of fractional shares.

        For accounting purposes, the stock dividend will be treated as a stock split, and an amount equal to $0.01 per share (par value) of Common Stock issued pursuant to the stock dividend shall be transferred from Retained Earnings to the Company's Common Stock Account.

        The number of shares of Common Stock to be outstanding on the record date immediately prior to the distribution of the stock dividend will be approximately 10,281,000 and the number of shares immediately following the distribution of the stock dividend will be approximately 15,421,000 (subject to adjustment for fractional shares paid in cash).



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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                TSX CORPORATION



                                By: /s/ WILLIAM H. LAMBERT
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                                    William H. Lambert
                                    Chief Executive Officer and President


Dated: June 14, 1996




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